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                                                                    Exhibit 21.1


                      ROGERS WIRELESS COMMUNICATIONS INC.
                     CORPORATE CHART AS DECEMBER 31ST, 2003



                       ________________________________
                      |                               |
                      |   Rogers Communications Inc.+ |
                      |_______________________________|
                                        |
                                        |  55.89% (diluted)* excl. mgmt. options
                                        |
                   ________________________________________
                  |                                        |
                  |  Rogers Wireless Communications Inc.++ |
                  |________________________________________|
                                        |
                           __________________________
                          |                          |
                          |   Rogers Wireless Inc.   |
                          |            ++            |
                          |__________________________|
                                        |
       _____________________________________________________________________________________
       |                |              |       |              |              |             |
 _______________   ___________   ____________  |              |              |             |
| *(1)CLAIRCOM  | |*(1)AIRONE | |*(2)CANTEL  | |              |              |             |
|COMMUNICATIONS | |   CANADA  | |  LIMITED # | |              |              |             |
|   INC. (1%)   | |  HOLDINGS | |____________| |              |              |             |
|(AIR TO GROUND)| |    INC.++ |                |              |              |             |
|_______________| |   (80%)   |                |              |              |             |
                  | (CDN. AIR |                |              |              |             |
                  | TO GROUND)|                |              |              |             |
                  |___________|          ____________   ____________   ____________   __________
                        |               | *Rogers 3G | | *(1)1353413| | *(1)3415074| |  Rogers  |
                        |               |  Holdings  | |   ONTARIO  | |    CANADA  | | Wireless |
                        |               | Inc. (TDMA | |    INC.#   | |    INC.++  | | Alberta  |
                        |               | Consortium)| |____________| |____________| |   Inc.+# |
                        |               |            |                               |__________|
                        |               |    ++      |
                        |               |____________|
                        |
                        |
                   _______________________
                  |      *(1)AIRONE       |
                  |         CANADA        |
                  | COMMUNICATIONS INC.++ |
                  |_______________________|

+    B.C. Company

++   Federal

#    Ontario

##   Quebec

+#   Alberta

*    Inactive

(1)  To be wound up

(2)  Under review for potential wind-up

(3)  To be amalgamated at December 31, 2003

NOTE: This chart does not show companies which have been "wound up," but not yet dissolved. Unless otherwise specified, ownership percentages are 100%.